Supplement dated February 25, 2013

to the Prospectuses dated May 1, 2012

for

Goal Planning Annuity,

Variable Deferred Annuity Contracts, Variable Solutions, Variable Solutions II and

Maximum Solutions II

Issued by

Horace Mann Life Insurance Company

Horace Mann Life Insurance Company Separate Account

and

Qualified Variable Deferred Group Annuity Contract

Issued by

Horace Mann Life Insurance Company

Horace Mann Life Insurance Company Qualified Group Annuity Separate Account

This supplement updates certain information contained in the above listed prospectuses. You should read this supplement carefully and keep it with your prospectus for future reference. You may obtain an additional copy of the prospectus by writing to 1 Horace Mann Plaza, Springfield, IL 62715 or view the prospectus by going to our Website at horacemann.com and clicking on “Financial Services,” “Annuities.” All capitalized terms used in this supplement have the same meaning as provided in the prospectuses.

This supplement provides You with updated information relating to changes being made to certain Underlying Funds.

The following change is made to the list of Underlying Funds on page 1 of the prospectuses:

Effective March 24, 2013, the name of the Wilshire VIT Small Cap Growth Fund will change to the Wilshire VIT Small Cap Fund.

The following change is made to the list of Underlying Funds in the “Summary, What are my investment choices?” section of the prospectuses:

Effective March 24, 2013, the name of the Wilshire VIT Small Cap Growth Fund will change to the Wilshire VIT Small Cap Fund.

The following paragraph replaces the paragraph immediately below the table of Total Annual Underlying Fund Operating Expenses in the “Fee Tables and Example” section of the prospectuses:

The table showing the range of expenses for the Underlying Funds takes into account the expenses of the Asset Allocation Funds, Lifecycle Funds, Wilshire VIT Equity Fund, Wilshire VIT International Equity Fund, Wilshire VIT Small Cap Fund and Wilshire VIT Balanced Fund, each of which is a “fund of funds.” A “fund of funds” purchases shares of other funds (each an “Acquired Fund”). Each “fund of funds” has its own set of operating expenses, as does each of the Acquired Funds in which it invests. In determining the range of Underlying Fund expenses, We have taken into account the information received from each Asset Allocation Fund, Lifecycle Fund, Wilshire VIT Equity Fund, Wilshire VIT International Equity Fund, Wilshire VIT Small Cap Fund and Wilshire VIT Balanced Fund on the combined actual expenses for each such “fund of funds,” which include the pro rata portion of the fees and expenses incurred indirectly by an Asset Allocation Fund, a Lifecycle Fund, Wilshire VIT Equity Fund, Wilshire VIT International Equity Fund, Wilshire VIT Small Cap Fund and Wilshire VIT Balanced Fund as a result of its investment in shares of one or more Acquired Funds. See the prospectus for the Asset Allocation Funds, Lifecycle Funds, Wilshire VIT Equity Fund, Wilshire VIT International Equity Fund, Wilshire VIT Small Cap Fund and Wilshire VIT Balanced Fund for a presentation of applicable Acquired Fund fees and expenses.

The following change is made to the table of Underlying Funds in the “Horace Mann Life Insurance Company, The Fixed Account, The Separate Account and the Underlying Funds – The Underlying Funds” section of the prospectuses:

Effective March 24, 2013, the name of the Wilshire VIT Small Cap Growth Fund will change to the Wilshire VIT Small Cap Fund.

The following change is made to the “Condensed Financial Information” appendix to the prospectuses:

Effective March 24, 2013, the name of the Wilshire VIT Small Cap Growth Fund will change to the Wilshire VIT Small Cap Fund.

If You have any questions regarding this Supplement, please contact Your registered representative or Our Home Office at
800-999-1030.